                                                                    Exhibit 10.6

                               AMENDMENT NUMBER 5
                         TO MASTER REPURCHASE AGREEMENT

         This Amendment Number 5 to the Master Repurchase Agreement (this "Amendment"), dated as of September 27, 2000, is entered into among Metropolitan Mortgage & Securities Co., Inc., Metwest Mortgage Services, Inc. (each, and jointly and severally, "Seller") and Banc of America Mortgage Capital Corporation, successor by merger to NationsBanc Mortgage Capital Corporation ("Buyer").

                                 R E C I T A L S

         A. Seller and Buyer entered into that certain Master Repurchase Agreement dated as of March 24, 1998 and amended such Master Repurchase Agreement as of March 24, 1998, October 8, 1998, March 8, 1999 and February 11, 2000 (as amended and as may be further supplemented, modified and amended from time to time, the "Repurchase Agreement").

         B. Buyer and Seller each desire to modify the terms of the Repurchase Agreement as set forth in this Amendment.

         C. Buyer and Seller each have agreed to execute and deliver this Amendment on the terms and conditions set forth herein.

            NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Repurchase Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to the following:

            1 MISCELLANEOUS. For all purposes of this Amendment, except as otherwise expressly provided or unless the context otherwise requires, (a) unless otherwise defined herein, all capitalized terms used herein shall have the meanings attributed to them in the Repurchase Agreement, (b) the capitalized terms expressly defined in this Amendment have the meanings assigned to them in this Amendment and include (i) all genders and (ii) the plural as well as the singular, (c) all references to words such as "herein", "hereof" and the like shall refer to this Amendment as a whole and not to any particular article or section within this Amendment, (d) the term "include" and all variations thereon shall mean "include without limitation" and (e) the term "or" shall include "and/or".

            2  MODIFICATIONS AND AMENDMENTS TO THE REPURCHASE AGREEMENT.

            1. Section 2 of the Repurchase Agreement is hereby amended by deleting the definition of Maximum Aggregate Purchase Price and replacing it with the following:

               "Maximum Aggregate Purchase Price" means FIFTY MILLION DOLLARS ($50,000,000).

            2. Section 3(b) of the Repurchase Agreement is hereby deleted in its entirety and replaced by the following:

               Provided that the applicable conditions in Paragraphs 9(a) and 9(b) have been satisfied, (i) each Purchased Security repurchased by Seller on the tenth day of a month (or the following Business Day if such day is not a Business Day) following the initial Purchase Date (each, a "Repurchase Date") shall automatically become subject to a new Transaction unless Buyer is notified by Seller at least two (2) Business Days prior to any Repurchase Date, and (ii) the Buyer shall from time to time, but in no event more frequently than once per month (unless otherwise agreed), enter into new Transactions with respect to additional Loans and in each case the Repurchase Date therefor shall be the tenth day of the month (or the following Business Day if such day is not a Business Day) following such Purchase Date, provided that if the Repurchase Date so determined is later than November 2, 2000 (the "Termination Date"), the Repurchase Date for such transaction shall automatically reset to the Termination Date, and the provisions of this sentence as it might relate to a new Transaction shall expire on such date. For each new Transaction, unless otherwise agreed, (i) the Purchase Price shall be equal to 90% (the "Purchase Price Percentage") of the related Market Value, (ii) the percentage used in determining the Buyer's Margin Amount shall be the percentage equivalent of the fraction 1/Purchase Price Percentage, (iii) the Pricing Rate shall be equal to Adjusted LIBOR plus two hundred basis points (2.00%) and
               (iv) the accrued and unpaid Price Differential shall be settled in cash on each related Repurchase Date.

            3. Section 23 of the Repurchase Agreement is hereby deleted in its entirety and replaced by the following:

               23.      [RESERVED].

            4. The following Section 39 is hereby added to the Repurchase
               Agreement:

               39.      RECOURSE OBLIGATION.

                        Notwithstanding any provision of this Agreement to the
               contrary, the liabilities and obligations of Seller under this Agreement are recourse obligations to Seller, and Buyer shall be able to enforce the liability and obligation of Seller to perform and observe such obligations by any action or proceeding against Seller.

            3 NO OTHER CHANGES. Except as expressly modified or amended in this Amendment, all of the terms, covenants, provisions, agreements and conditions of the Repurchase Agreement are hereby ratified and confirmed in every respect and shall remain unmodified and unchanged and shall continue in full force and effect.

            4 DELAY OF REMEDIES. Seller has informed Buyer that the financial requirements set forth in subsection 18(s) of the Repurchase Agreement are not met, thereby constituting an Event of Default under Section 18 (the "Default"). Buyer hereby acknowledges such shortfall and agrees that, without prejudicing any rights or remedies that Buyer may have under the Repurchase Agreement (including any rights with respect to any other Event of Default under the Repurchase Agreement), Buyer will not exercise any of its rights under the Repurchase Agreement with respect to the Default prior to October 31, 2000; provided however, that the foregoing provision shall not be deemed to waive any rights or remedies available to Buyer under the Repurchase Agreement or applicable law, any and all such rights being expressly reserved.

            5. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

           23. GOVERNING LAW; WAIVER OF JURY TRIAL. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflicts of laws principles. The parties hereto each hereby waive the right of trial by jury in any litigation arising hereunder.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Amendment Number 5 to Repurchase Agreement as of the date first above written.

                                        BANC OF AMERICA MORTGAGE CAPITAL
                                        CORPORATION, as Buyer


                                        By:   __________________________________
                                        Name: __________________________________
                                        Title:__________________________________


                                        METROPOLITAN MORTGAGE & SECURITIES CO.,
                                        INC., as Seller (jointly and severally)


                                        By:   __________________________________
                                        Name: __________________________________
                                        Title:__________________________________


                                        METWEST MORTGAGE SERVICES, INC., as
                                        Seller (jointly and severally)


                                        By:   __________________________________
                                        Name: __________________________________
                                        Title:__________________________________